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                                                                   EXHIBIT 10.21

                               SILICON VALLEY BANK


IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF002406

Date:  August 21, 2003

Beneficiary:
Lawrence Road Investors, L.P.
c/o Berwind Property Group, Ltd.
770 Township Line Road, Suite 150
Yardley, PA  19067

Applicant:
Animas Corporation
590 Lancaster Ave
Frazer, PA  19355

Amount: US$550,363.00 (U.S. Dollars Five Hundred Fifty Thousand Three Hundred Sixty Three Exactly)

Expiration Date:  June 30, 2004

Location:  Santa Clara, California

Dear Sir/Madam:

We hereby establish our Irrevocable Standby Letter of Credit No. SVBSF002406 in your favor available by your draft drawn on us at sight in the form of Exhibit "B" attached and accompanied by the following documents:

1.       The original of this Letter of Credit and all amendment(s), if any.

2. A dated certification from the beneficiary signed by an authorized officer, following by its designated title, stating the following:

"We certify that the beneficiary is entitled to draw upon Silicon Valley Bank Standby Letter Of Credit Number SVBSF002406 in the amount shown on the sight draft pursuant to the terms of that certain lease dated June 24, 2003 by and between Animas Corporation, as Tenant, and Berwind Property Group, Ltd, as Landlord (the "Lease")."

The Lease Agreement mentioned above is for identification purposes only and it is not intended that said Lease Agreement be incorporated herein or form part of this Letter of Credit.

Partial and multiple draws are allowed. This Letter of Credit must accompany any drawings hereunder for endorsement of the drawing amount and will be returned to the beneficiary unless it is fully utilized.

Draft(s) and documents must indicate the number and date of this Letter of Credit.

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                              SILICON VALLEY BANK

IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF002406

This Letter of Credit shall be automatically extended for an additional period of one year, without amendment, from the present or each future expiration date unless at least thirty (30) days prior to the then current expiration date we notify you and the applicant by registered mail/overnight courier service at the above addresses that this Letter of Credit will not be extended beyond the current expiration date. In no event shall this Letter of Credit be automatically extended beyond June 30, 2014.

This Letter of Credit may only be transferred in its entirety by the issuing bank upon our receipt of the attached "Exhibit A" duly completed and executed by the beneficiary and accompanied by the original Letter of Credit and all amendments, if any, with the payment of our transfer fee of 1/4 of 1% of the transfer amount (minimum USD250.00).

All demands for payment shall be made by presentation of the original appropriate documents prior to 10:00 a.m. California time, on a business day at our office (the "Bank's Office") at: Silicon Valley Bank, 3003 Tasman Drive, Santa Clara, CA 95054, Attention: Standby Letter of Credit Negotiation Section or by facsimile transmission at: (408) 654-6211 or (408) 496-2418; and simultaneously under telephone advice to: (408) 654-7120 or (408) 654-3052),
Attention: Standby Letter of Credit Negotiation Section with originals to follow by overnight courier service; provided, however, the bank will determine honor or dishonor on the basis of presentation by facsimile alone, and will not examine the originals.

Payment against conforming presentations hereunder shall be made by bank during normal business hours of the bank's office within two (2) business days after presentation.

This Letter of Credit sets forth in full the terms of our undertaking. This undertaking shall not in any way be modified, amended, or amplified by reference to any document or contract referred to herein or in which this Letter of Credit is referred to, and any such reference shall not be deemed to incorporate hereby by reference any document or instrument.

We hereby agree with the drawers, endorsers and bonafide holders that the drafts drawn under and in accordance with the terms and conditions of this Letter of Credit shall be duly honored upon presentation to the drawee, if negotiated on or before the expiration date of this credit.

Except as otherwise expressly stated herein, this Letter of Credit is subject to the international Standby Practices 1998, International Chamber of Commerce, Publication No. 590 ("ISP98").

SILICON VALLEY BANK,



/s/ John M. Dossantos                          /s/ Alicia Da Luz
---------------------------------              ---------------------------------
John M. Dossantos                              Alicia E. Da Luz
Authorized Signature                           Authorized Signature

                                                                        Page -2-
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                               SILICON VALLEY BANK

                                   EXHIBIT "A"

Date:

To:   SILICON VALLEY BANK
      3003 Tasman Drive                      Re:  Standby Letter of Credit
      Santa Clara, CA  95054                      No. SVB___________ Issued by
      Attn:    International Division,            Silicon Valley Bank, Santa
               Standby Letters of Credit          Clara L/C Amount:


Gentlemen:

For value received, the undersigned beneficiary hereby irrevocably transfers to:

(Name of Transferee)
(Address)

All rights of the undersigned beneficiary to draw under the above Letter of Credit up to its available amount as shown above as of the date of this transfer.

By this transfer, all rights of the undersigned beneficiary in such Letter of Credit are transferred to the transferee, transferee shall have the sole rights as beneficiary thereof, including sole rights relating to any amendments, whether increases or extensions or other amendments, and whether now existing or hereafter made, all amendments are to be advised direct to the transferee without necessity of any consent of or notice to the undersigned beneficiary.

The original of such Letter of Credit is returned herewith, and we ask you to endorse the transfer on the reverse thereof, and forward it directly to the transferee with your customary notice of transfer.

Sincerely,

---------------------------
(Beneficiary's Name)

---------------------------
Signature of Beneficiary

Signature Authenticated

---------------------------
(Name of Bank) / (Notary Public)

---------------------------
Authorized Signature
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                              SILICON VALLEY BANK


                                   EXHIBIT "B"

DATE:                                        REF. NO.
     ----------------------------                    ---------------------------

AT SIGHT OF THIS DRAFT

PAY TO THE ORDER OF                                                         USS
                    -------------------------------------------------------
USDOLLARS
          -----------------------------------------------------------------

DRAWN UNDER SILICON VALLEY BANK, SANTA CLARA, CALIFORNIA, STANDBY LETTER OF
CREDIT NUMBER NO.                             , DATED



TO:      SILICON VALLEY BANK
         3003 TASMAN DRIVE
         SANTA CLARA, CA  95054                     ----------------------------
                                                        (BENEFICIARY'S NAME)


                                                    ----------------------------
                                                       Authorized Signature

                         GUIDELINES TO PREPARE THE DRAFT

         1.       Date: Issuance date of draft.

         2.       Ref. No.: Beneficiary's reference number, if any.

         3. Pay to the order of: Name of beneficiary as indicated in the L/C (make sure beneficiary endorses it on the reverse side).

         4.       US$: Amount of drawing in figures.

         5.       USDollars: Amount of drawing in words

         6. Letter of Credit Number: Silicon Valley Bank's Standby L/C number that pertains to the drawing.

         7.       Dated: Issuance date of the Standby L/C.

         8. Beneficiary's Name: Name of beneficiary as indicated in the L/C.

         9. Authorized signature: Signed by an authorized signer of beneficiary.

If you need further assistance in completing this draft, please call our L/C Payment Section and ask for:

Alicia Da Luz:  408-654-7120
Cesar Agoncillo:  408-654-3052